EQ ADVISORS TRUSTSM

SUPPLEMENT DATED OCTOBER 1, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011, AS SUPPLEMENTED

Tactical Manager Portfolios

This Supplement updates certain information contained in the above-referenced Statement of Additional Information (“SAI”) for the Tactical Manager Portfolios of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about (i) the appointment of a new lead independent trustee; (ii) changes to the names of the ATM Core Bond Portfolio and the ATM Government Bond Portfolio (together, the “Portfolios”); (iii) changes to the portfolio managers.

Information Regarding the

ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio,

ATM Small Cap Portfolio, AXA Tactical Manager International Portfolio,

AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio,

AXA Tactical Manager 2000 Portfolio, ATM Core Bond Portfolio and ATM Government Bond Portfolio

Information in the “Position(s) Held With Fund” column of the table in the section of the SAI “Management of the Trust- The Trustees” is revised to remove reference to David W. Fox as Lead Independent Trustee. Information with respect to Gary S. Schpero is revised to reflect his service as Lead Independent Trustee.

In addition, the second sentence in the tenth paragraph in the section of the SAI “Management of the Trust – Qualifications and Experience of the Trustees” is deleted in its entirety and replaced with the following information:

The Board has appointed Gary S. Schpero to serve as Lead Independent Trustee.

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Information Regarding Changes to the ATM Core Bond Portfolio and ATM Government Bond Portfolio

The name of the ATM Core Bond Portfolio is changed to EQ/AllianceBernstein Short-Term Bond Portfolio and the name of the ATM Government Bond Portfolio is changed to EQ/AllianceBernstein Short-Term Government Bond Portfolio. All references to ATM Core Bond Portfolio and ATM Government Bond Portfolio are hereby deleted in their entirety.

The third sentence in the section of the SAI “Investment Management and Other Services – The Administrator” is hereby deleted in its entirety and replaced with the following information:

For these administrative services, in addition to the management fee, each Equity Tactical Manager Portfolio pays FMG LLC an annual fee, 0.150% on the first $20 billion of the aggregate average daily net assets of the Portfolios; 0.125% on the next $5 billion of the aggregate average daily net assets of the Portfolios; and 0.100% on the aggregate average daily net assets thereafter plus a $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative serves are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style.). The EQ/AllianceBernstein Short-Term Bond Portfolio and the EQ/AllianceBernstein

Short-Term Government Bond Portfolio each pays its proportionate share of an asset-based administration fee together with other Portfolios of the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of the Portfolios’ aggregate average daily net assets, 0.11% of the next $3 billion of the Portfolios’ aggregate average daily net assets; 0.105% on the next $4 billion of the Portfolios’ aggregate average daily net assets; 0.10% on the next $20 billion of the Portfolios’ aggregate average daily net assets; and 0.975% on the Portfolios’ aggregate average daily net assets thereafter, and an additional $30,000.

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Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas no longer serve as portfolio managers of the Portfolios. Information in Appendix B regarding AXA Equitable Funds Management Group, LLC and Messrs. Kozlowski, Chan and Poutas with respect to the Portfolios is deleted in its entirety.

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